SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2002


                    THE READER'S DIGEST ASSOCIATION, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                  1-10434                13-1726769
 (State or other jurisdiction    (Commission File        (I.R.S. Employer
     of incorporation or             Number)          Identification Number)
        organization)


               Pleasantville, New York               10570-7000
       (Address of principal executive offices)      (Zip Code)

             Registrant's telephone number, including area code:
                                (914) 238-1000





                                                            Page 1 of 7 pages.



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ITEM 5.     Other Events.

      Filed herewith is The Reader's Digest Association, Inc.'s news release, issued on April 18, 2002, relating to developments regarding the company's U.S. Books and Home Entertainment unit (Exhibit 99.1).


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial statements of business acquired
            Not applicable

      (b)   Pro forma financial information
            Not applicable

(c)   Exhibits

            Number                        Description

              99.1 The Reader's Digest Association, Inc.'s news release, issued on April 18, 2002, relating to developments regarding the company's U.S. Books and Home Entertainment unit.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE READER'S DIGEST ASSOCIATION, INC.
                                                 (Registrant)


Date:  April 18, 2002
                                 _/s/     MICHAEL S. GELTZEILER
                                 ---------------------------------------
                                             Michael S. Geltzeiler
                                           Senior Vice President and
                                            Chief Financial Officer

                                EXHIBIT INDEX



Exhibit No.                         Description

   99.1 The Reader's Digest Association, Inc.'s news release, issued on April 18, 2002, relating to developments regarding the company's U.S. Books and Home Entertainment unit.